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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-1 (No. 333-46257), Form S-3 (No. 333-46083), Form S-8 (No.
333-64549) and Form S-8 (No. 333-56121) of W.P. Carey & Co. LLC of our report dated February 22, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


New York, New York
March 27, 2001